                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------


         ASSIGNMENT AND ASSUMPTION AGREEMENT, made as of the 30th day of June, 1997 (this "Agreement"), between CARVER GOLF ENTERPRISES, INC., a Massachusetts corporation, doing business as Supersports Family Fun Park, having an address at 45 Reservoir Park Drive, Rockland, Massachusetts 02370 ("Assignor"), CARVER FAMILY GOLF CENTERS, INC., a Delaware corporation having an address at 225 Broadhollow Road, Suite 106E, Melville, New York 11747 ("Assignee") and Family Golf Centers, Inc., a Delaware corporation, having an address at 225 Broadhollow Road, Suite 106E, Melville, New York 11747 ("FGC").

                             W I T N E S S E T H :
                             - - - - - - - - - -

         WHEREAS, by a Lease, dated December 31, 1992, as amended by two addenda, dated August 1993 and August 1996, respectively, and as further amended and restated by a Commercial Lease (Restated), dated June 30, 1997, by and between SALVATORE B. SIMEONE, MARIA J. LUONGO, and BENJAMIN A. SIMEONE, JR., tenants in common known as SIMEONE ASSOCIATES and SIMEONE ASSOCIATES LIMITED PARTNERSHIP (collectively "Landlord"), as Landlord, and Assignor, as tenant, Landlord leased to Assignor, and granted to Assignor a purchase option in respect of, that certain property located in the Town of Carver, Plymouth County, Massachusetts, described on Exhibit "A" attached hereto and made a part hereof (such property together with all structures and improvements situated thereon being referred to herein collectively as the "Premises") (such Lease and such purchase option being referred to herein collectively as the "Lease"); and

         WHEREAS, Assignor desires to assign to Assignee its entire interest as tenant under the Lease and Assignee desires to accept such assignment and assume Assignor's obligations under the Lease on the terms and conditions hereinafter set forth; and

         WHEREAS, Assignor desires to sell to Assignee and Assignee desires to purchase from Assignor substantially all of the business conducted on the Premises, except the portion of the business of Seller related to the Hayride Assets (as defined in Section 3.3) (the "Business"); and

         WHEREAS, Assignor desires to assign to Assignee and Assignee desires to assume certain liabilities of Assignor related to the Business as described herein.

         NOW, THEREFORE, in consideration of the terms and conditions set forth herein, and other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the foregoing and as follows:

         1. Assignment and Assumption. Assignor hereby assigns, sets over and transfers to Assignee all right, title and interest of Assignor in and to the Premises and the Lease, and Assignee assumes and agrees to perform any and all of the obligations to be performed by Assignor as the tenant under the Lease (as if Assignee executed the Lease originally as tenant thereunder) accruing from and after June 30, 1997, which Lease is attached hereto as Exhibit "B". Assignee further agrees to be bound by and fully responsible for all of the covenants, agreements, terms, provisions, and conditions of Assignor as tenant under the Lease to be performed by Assignor from and after the Closing Date (as defined in Section 6.1). Assignee agrees that the obligations assumed hereunder and agreements contained herein shall benefit Landlord and its successors and assigns as well as Assignor. Upon the full execution and delivery of this Agreement, Assignor shall deliver possession of the Premises to Assignee, free of all tenancies or rights of possession other than those listed on the title policy to be issued to FGC or Assignee by First American Title Insurance Company in connection with the transactions contemplated in this Agreement at the Closing (as defined below).

         2. Bill of Sale. Assignor does hereby sell, assign, transfer and convey to Assignee, and Assignee does hereby purchase and acquire from Assignor, all of Assignor's right, title and interest in and to the following property (collectively, the "Property"):

              2.1 all furnishings, fixtures, machinery, equipment, vehicles and personalty attached or appurtenant to or used in connection with the Lease that are owned by Assignor, and all inventories, supplies, sales, marketing and instructional materials of every kind and description relating to the Business, wherever located, including without limitation, the items described on Exhibit "C" attached hereto and made a part hereof, but excluding the Hayride Assets (the "Personal Property");

              2.2 the files, books, notices and other correspondence from any governmental agencies, and other records used or employed by Assignor or its affiliates in connection with the ownership and/or operation of the Business (collectively, the "Records");

              2.3 any consents, authorizations, variances, waivers, licenses, certificates, permits and approvals held by or granted to Assignor in connection with the ownership of the Lease or the Property or the operation of the Business (collectively, the "Permits");

              2.4 the contracts, leases and other agreements of or relating to the operation of the Business described on Exhibit "D" attached hereto and made a part hereof (the "Contracts");

              2.5 any manufacturers' and vendors' warranties and guarantees, except to the extent the same relate solely to any Retained Assets or Retained Liabilities (as hereinafter defined) (the "Claims"); and

              2.6 any other properties and assets of every kind and nature, real or personal, tangible or intangible (including, without limitation, the exclusive right to the use of Assignor's trade name "Supersports Family Fun Park"), relating in any way whatsoever to the Lease, the Premises or the Business, except to the extent the same relate solely to the Retained Assets or Retained Liabilities.

         3. Assets to be Retained by Assignor. Anything herein to the contrary notwithstanding, Assignor shall not sell, and Assignee shall not acquire, the following assets of Assignor (the "Retained Assets"):

              3.1 any rights of Assignor with respect to insurance policies owned by Assignor or for which Assignor is the named insured; and

              3.2 all cash, funds in bank accounts, and cash equivalents existing as of the Closing Date.

              3.3 all assets of Seller related to the operation of the Haunted Hayride, as listed on Schedule 3.3 hereto ("Hayride Assets").

         4. Assumption of Certain Liabilities. Assignee shall assume and agree to pay and discharge when due all liabilities and obligations of Assignor under the Lease, the Contracts and the Business to the extent the same arise from and after the Closing Date (the "Assumed Liabilities"). Except for the Assumed Liabilities, Assignor shall retain, and Assignee shall not assume, perform, discharge or pay, and shall not be responsible for, any and all liabilities or obligations of any nature whatsoever in connection with or relating to the Lease, the Premises or the Property, Assignor or the Business or any predecessor owner of the Lease, the Premises, the Property, or the Business to the extent the same arise before the Closing Date (collectively, the "Retained Liabilities").

         5. Consideration.

              5.1 In consideration for the assignment of the Lease and the sale of the Property:

                   5.1.1 FGC shall issue and deliver to Assignor 114,000 shares of the common stock, par value $.01 per share, of FGC (the "FGC Shares"), of which 5,000 shares ("Escrow Shares") shall be held in escrow and distributed in accordance with the Escrow Agreement, dated of even date herewith (the "Escrow Agreement"), among Assignor, Assignee, FGC and Continental Stock Transfer and Trust Company (the "Escrow Agent"); and

                   5.1.2 Assignee shall assume the Assumed Liabilities.

         6. Closing; Adjustments; Post-Closing Delivery of Audited Financial Statements.

              6.1 The closing of the transactions provided for in this Agreement (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement (the actual date of the Closing being referred to herein as the "Closing Date").

              6.2 The parties hereto agree that (i) all compensation payable to Landlord under the Lease and all other operating expenses of Assignor relating to the Lease, the Premises and the Business set forth in Schedule 6.2 (i.e., cost of goods sold, advertising, collections, fees, hired services, insurance, miscellaneous expenses, postage, repairs and maintenance, supplies, taxes, utilities, wages and interest on indebtedness, but specifically not including professional fees and expenses, travel and lodging or depreciation), and (ii) all income of Assignor, including accounts receivable, shall be apportioned at Closing between Assignor and Assignee as of the Closing Date based on the portion of each such expense or revenue attributable to the period falling before the Closing Date on the one hand, which Assignor shall bear the responsibility and benefit of, and the portion of each such expense or revenue attributable to the period falling on or after the Closing Date, on the other hand, which Assignee shall bear the responsibility and benefit of (the "Adjustment"). The net Adjustment will be paid at Closing by the party owing the same to the other in cash or by certified or official bank check or wire transfer. The expenses and liabilities for which Assignor shall be liable pursuant to this Section 6.2 shall be included within the meaning of the term "Retained Liabilities".

              6.3 To the extent that any of the prorations made pursuant to this Article 6 are based upon estimates of payments to be made and/or expenses to be incurred by Assignee subsequent to the Closing Date, or either party discovers any errors in or omissions in respect of the Adjustment, Assignor and Assignee agree to adjust such prorations promptly upon receipt by Assignor or Assignee, as the case may be, of such payments or of bills or other documentation setting forth the actual amount of such expenses.

              6.4 Assignor and Assignee shall maintain and make available to each other any books or records necessary for the adjustment of any item pursuant to this Article 6. The provisions of this Article 6 shall survive the Closing.

              6.5 At the Closing:

                   6.5.1 Assignor shall execute and deliver to Assignee such assignments, bills of sale and other instruments of conveyance as are necessary or desirable to accomplish the sale, conveyance, assignment, transfer and delivery of the Lease and the Property by Assignor to Assignee in accordance with this Agreement;

                   6.5.2 FGC and Assignor shall execute and deliver the Registration Rights Agreement, dated of even date herewith, by which FGC grants Assignor certain rights to have certain of the FGC Shares registered under the Securities Act of 1933, as amended (the "Registration Rights Agreement");

                   6.5.3 The parties and the Escrow Agent shall execute and deliver the Escrow Agreement; and

                   6.5.4 One or more of the parties shall deliver certain other documents related to the transactions contemplated hereby.

              6.6 As payment in full of consideration payable by Assignee to Assignor pursuant to this Agreement, FGC shall deliver to Assignor three stock certificates two of which shall be registered in Assignor's name for 104,200 FGC Shares and 5,000 FGC Shares and one of which shall be registered in the name of Paul Ochs ("Ochs") for 4,800 FGC Shares (as further described below). Immediately after such delivery, Assignor shall deliver to the Escrow Agent, to be held and distributed in accordance with the Escrow Agreement, the certificate for 5,000 FGC Shares together with a stock power duly endorsed in blank by Assignor.

              6.7 Assignor has advised Assignee that Assignor owes Ochs, having an address at 175 Milton Street, Milton, Massachusetts 02186, compensation for services rendered by Ochs to Assignor in connection with the transactions contemplated by this Agreement, and that Ochs has elected to invest the compensation owing to him in shares of FGC common stock. Accordingly, immediately after the Closing, subject to Ochs executing and delivering the letter agreement substantially in the form of Exhibit F hereto, Assignor shall surrender to FGC the stock certificate for 4,800 FGC Shares referred to in
Section 6.6.

              6.8 Assignor covenants and agrees that, not later than 20 business days after the date of this Agreement, Assignor shall deliver to FGC
(i) a true and complete copy of the audited financial statement of Assignor as of December 31, 1996 (the "Audited 1996 Financial Statement"), together with the unqualified audit report thereon of Patrick Barrett, CPA, independent certified public accountant, (ii) the unaudited balance sheet of Assignor as of March 31, 1997 and the related statement of income of Assignor for the quarter then ended (the "Interim Financial Statements") and (iii) internal monthly income reports for the period April 1, 1997 through June 30, 1997 (the "Monthly Reports").

         7. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee as follows:

              7.1 Organization: Power and Authority. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Assignor has no subsidiaries.

              7.2 Due Authorization and Execution: Effect of Agreement. The execution, delivery and performance by Assignor of this Agreement, the Escrow Agreement, the Registration Rights Agreement and the other instruments, agreements, certificates and documents executed and delivered by Assignor in connection with the transactions contemplated hereby (collectively, the "Transaction Documents"), and the consummation by Assignor of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action required to be taken on the part of the Assignor. Each of this Agreement and the other Transaction Documents has been duly and validly executed and delivered by Assignor and constitutes the valid and binding obligation of Assignor, enforceable in accordance with its terms. The execution, delivery and performance by Assignor of this Agreement and the other Transaction Documents and the consummation by Assignor of the transactions contemplated hereby and thereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of any law, rule or regulation to which Assignor is subject; (b) violate any order, judgment or decree applicable to Assignor; or (c) conflict with or result in a breach of or a default under any term or condition of Assignor's organizational documents or any term or condition of any agreement or other instrument to which Assignor is a party or by which it or its assets may be bound, except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially adversely affect the condition of the Premises or the operation of the Business.

              7.3 Consents. No consent, approval or authorization of, exemption by, or filing with, any governmental or regulatory authority or any third party is required in connection with the execution, delivery and performance by Assignor of this Agreement or any of the other Transaction Documents, except for consents, approvals, authorizations, exemptions and filings, if any, which have been obtained.

              7.4 Compliance with Applicable Laws. Assignor is not engaging in any activity or omitting to take any action as a result of which Assignor is in violation of any law, rule, regulation, ordinance, statute, order, injunction or decree, or any other requirement of any court or governmental or administrative body or agency, applicable to the Lease, the Premises or the Business, and none of the execution and delivery by Assignor of this Agreement or of any of the other Transaction Documents, the performance by Assignor of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby will result in any such violation. Assignor is in compliance with all material requirements imposed in writing by any insurance carrier of Assignor to the extent such carrier is an insurer or indemnitor of the Lease or the Premises. The Premises are not subject to any notice of violation of law, municipal ordinance, orders or requirements issued by any building department or other governmental agency or subdivision having jurisdiction.

              7.5 Permits. All Permits required by any federal, state, or local law, rule or regulation and necessary for the occupancy and use of the Premises and the operation of the Business as currently being occupied, used and conducted have been obtained and are currently in effect. No registrations, filings, applications, notices, transfers, consents, approvals, orders, qualifications, waivers or other actions of any kind are required by virtue of the execution and delivery of this Agreement or any of the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby, including, without limitation, any necessary or desirable (a) to avoid the loss of any Permit or the violation of any law, regulation, order or other requirement of law, (b) to assign the Lease or transfer the Property to Assignee as contemplated hereby or (c) to enable Assignee to continue the operation of the Business as presently conducted after the Closing. The current use and occupation of any portion of the Premises does not violate any of, and, where applicable, is in material compliance with, the Permits, any applicable deed restrictions or other covenants, restrictions or agreements including without limitation, any of the Permitted Exceptions (hereinafter defined), site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to the Lease.

              7.6 The Lease. Attached hereto as Exhibit "B" is a true and correct copy of the Lease. The Lease is in full force and effect, has not been modified or amended in any way except as stated above and neither Landlord nor Assignor is in default, or sent or received any notice of default, in respect of the Lease. No event has occurred or circumstance exists which, with the giving of notice or the passage of time, or both, would constitute a default under the Lease. Neither Assignor nor Landlord has exercised any right or option, or stated its intent, to terminate or cancel the Lease. Assignor has not assigned, transferred or conveyed the Lease or any interest therein, or granted any right or option with respect thereto, to any party other than Assignee. The initial expiration date of the Lease is December 31, 2002.

              7.7 Personal Property. Exhibit "C" sets forth a complete list of all Personal Property necessary for the use and operation of the Business as currently conducted, including any material trademarks, service marks, trade names, service names, business names and other intellectual property owned by Seller and used in for the conduct of the Business.

              7.8 Title to the Lease and Property. Assignor owns and, upon the Closing is transferring to Assignee, all right, title and interest in, to and under the Lease and the Property, free and clear of any and all liens, charges, encumbrances, mortgages, pledges, security interests, easements, agreements and other interests and adverse claims (collectively, "Encumbrances"), other than the matters set forth in Exhibit "E" attached hereto and made a part hereof (the "Permitted Exceptions").

              7.9 Contracts. Except for the Hayride Assets, the Lease and the Contracts listed on Exhibit "D" attached hereto, Assignor is not a party to any leases, contracts, orders or agreements relating to the Premises, the Property or the Business (written or otherwise).

              7.10 Condition of the Improvements. There are no material structural or mechanical defects in the structures or improvements situated on the Premises, and there are no leaks in any roof of any structure on the Premises.

              7.11 Condition of Personal Property. The Personal Property is in good operating condition and repair, ordinary wear and tear excepted, and is adequate, suitable and sufficient to meet the needs of and to operate the Business and the Property as currently conducted.

              7.12 Environmental, Health and Safety Laws. Assignor is not now, nor has it been in the past, in violation of any Environmental, Health and Safety Laws (as such term is hereinafter defined). Assignor is not subject to any order requiring cleanup or any other remediation of any contamination, pollution or other condition. No proceeding is pending or (to the knowledge of Assignor) threatened charging Assignor with any violation of any Environmental, Health and Safety Laws or seeking cleanup or remediation of any contamination, pollution or other condition and there is no basis on which any such claim could be brought. No claim has been asserted or threatened by any person against Assignor for personal injury or property damage resulting from exposure to Hazardous Substances (as such term is hereinafter defined) released, discharged or disposed of by Assignor and there is no basis on which any such claim could be brought. Except in compliance with Environmental, Health and Safety Laws, there is no solid, liquid or gaseous material present at the surface or subsurface levels of the Premises or present in the air or water surrounding the Premises which is in excess of any concentration levels or standards prescribed or permitted under any Environmental, Health and Safety Laws, nor does any condition or state of affairs exist on or about the Premises that currently requires, or that under the provisions of any presently enacted Environmental, Health and Safety Laws will, to the knowledge of Assignor, in the future require, any investigation, remediation or closure. The term "Environmental, Health and Safety Laws" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the

Resource, Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended to and in effect on the Closing Date, together with all other laws in effect on the Closing Date (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state and local governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety. The term "Hazardous Substance" means (a) petroleum or petroleum products, (b) hazardous substances, hazardous wastes, hazardous materials or toxic substances as defined under Environmental, Health and Safety Laws, and (c) any other chemical, material or substances the presence or release of which in or into the environment is regulated by any governmental agency or authority.

              7.13 Tax Proceedings. There are no proceedings pending regarding the reduction of real estate taxes or assessments in respect of the Premises. There has been duly filed by or on behalf of Assignor, or a filing extension from the appropriate federal, state, foreign and local governments or governmental agencies has been obtained with respect to, all federal, state, local and foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, withholding, excise and other tax ("Taxes") returns and reports required to be filed on or prior to the date hereof, and all of such Tax returns and reports are correct and complete in all material respects. Payment in full or adequate provision for the payment of all Taxes required to be paid in respect of the periods covered by such Tax returns and reports has been made and a reserve which Assignor reasonably believes to be adequate has been set up for the payment of all such Taxes anticipated to be payable in respect of periods through the date hereof. The federal income tax returns required to be filed by or on behalf of Assignor under the Internal Revenue Code of 1986, as amended (the "Code"), have either been examined by the Internal Revenue Services ("IRS") or the period during which any assessments may be made by the IRS has expired for all years up to and including the taxable year ended December 31, 1992 and any deficiencies or assessments asserted in writing by the IRS have either been paid or are being contested in good faith by appropriate proceedings and are adequately reserved against. All other Taxes due and payable by or on behalf of Assignor have either been paid or adequately reserved for or are being contested in good faith by appropriate proceedings (except for such Taxes which are in the aggregate immaterial in amount). Assignor has not, with regard to any property held, acquired or to be acquired by it, filed a consent pursuant to Section 341(f) of the Code or any predecessor statute.

              7.14 Utilities. All water, storm and sanitary sewer, gas, electricity, telephone and other utilities adequately service the Premises, enter the Premises through lands as to which valid public or private easements exist that will inure to the benefit of Assignee and the Premises is furnished by facilities of public utilities and the cost of installation of such utilities has been fully paid.

              7.15 Access. Except as set forth in Schedule 7.15 attached hereto, to Assignor's knowledge, there are no federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Premises which could materially restrict or change access from any such highway or road to the Premises, or any pending or threatened condemnation or eminent domain proceedings relating to or affecting the Premises.

              7.16 Insurance Requirements. All requirements or recommendations, if any, by any insurer or by any board of fire underwriters or similar body in respect of the Premises, the Property or the Business have been satisfied in all material respects. The properties and operations of Assignor are, and at all times during the past four years have been, insured under various policies of general liability and other forms of insurance covering such risks as are usually insured against by prudent companies engaged in the businesses and activities in which Assignor is engaged, in amounts which are adequate in relation to the business and properties of Assignor, and all premiums to date have been paid in full. Assignor has furnished Assignee with true and correct copies of such policies. Assignor has not been refused any insurance, nor has its coverage been limited, by an insurance carrier to which it has applied for insurance or with which it has carried insurance during the past five years.

              7.17 Litigation. There is no action or proceeding (zoning or otherwise) or governmental investigation pending, or, to the best of Assignor's knowledge, threatened against, or relating to, Assignor (insofar as it relates to the Lease, the Premises or the Business), the Lease, the Premises, the Business or the transactions contemplated by this Agreement, nor is there any basis for any such action, proceeding or investigation.

              7.18 Assessments. There are no special or other assessments for public improvements or otherwise now affecting the Premises nor does Assignor know of (a) any pending or threatened special assessments affecting the Premises, or (b) any contemplated improvements affecting the Premises that governmental authorities have determined will result in special assessments affecting the Premises.

              7.19 Employee Agreements. There are no union or employment contracts or agreements (written or oral) involving employees of Assignor or its affiliates affecting the Premises or the Business which will survive the Closing. All employees of Assignor who are employed to work at the Premises will have been terminated as of the Closing Date.

              7.20 Work at the Premises. No services, material or work have been supplied to the Premises for which payment has not been made in full in the ordinary course of business of Assignor.

              7.21 Financial Condition. Not later than 20 business days after the date of this Agreement, Assignor shall deliver to FGC true and complete copies of (i) the Audited 1996 Financial Statement, together with the unqualified audit report thereon of Patrick Barrett, CPA, independent certified public accountant, (ii) the Interim Financial Statements and (iii) the Monthly Reports. When delivered to FGC in accordance with Section 6.8, the Audited 1996 Financial Statement will present fairly the financial position of Assignor as of the date indicated. When delivered to FGC in accordance with Section 6.8, the Interim Financial Statements will present fairly the financial position of Assignor as of the respective dates indicated and the results of operations of Assignor for the respective periods specified. The Interim Financial Statements and the Audited 1996 Financial Statement will be prepared in accordance with the books and records of Assignor and in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, subject, in the case of the Interim Financial Statements, to normal, recurring year-end audit adjustments. When delivered to FGC in accordance with Section 6.8, the Monthly Reports will present fairly the information provided as of the respective dates indicated and will have been compiled on a basis consistent with that of the financial statements referred to above and will be in accordance with the books and records of Assignor. Since December 31, 1996: (a) there has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities or future prospects of Assignor, the Premises, the Property or Business; (b) the Business has been conducted in all respects only in the ordinary course; and (c) Assignor has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value. Except for any liabilities arising in the ordinary course of its business consistent with past practices (none of which is a liability for breach of contract, breach of warranty, torts, infringements, claims or lawsuits), since December 31, 1996, the Assignor has not (i) incurred or accrued any liabilities, debts or obligations, whether absolute, contingent, unliquidated or otherwise and whether due or to become due, arising out of any transaction entered into prior to or on the date hereof or out of any state of facts existing prior to or as of the date hereof; or (ii) declared or paid any dividend or distribution to its stockholders or redeemed or repurchased any of its capital stock. Immediately after the Closing and after giving effect to all changes in its assets and liabilities as a result of the transactions contemplated by this Agreement, Assignor will be solvent (however solvency is determined under applicable law). Consummation of the transactions contemplated by this Agreement has not resulted in a fraudulent conveyance, and none of such transactions will be void or voidable under any insolvency, fraudulent conveyance or similar law.

              7.22 Full Disclosure. To the best knowledge of Assignor, none of the information supplied by Assignor herein or in the Exhibits or Schedules hereto contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances under which they are made, not misleading.

              7.23 Labor Matters. Assignor has not suffered any strike, slowdown, picketing or work stoppage by any union or other group of employees affecting the Business and to Assignor's knowledge no such event or action is threatened. There are no unfair labor practice charges or grievances pending or in process or to the knowledge of Assignor threatened by or on behalf of any employee or group of employees of Assignor, and no written complaints received by Assignor, or threatened, or, with respect to unresolved complaints, on file with any federal, state or local governmental agency, alleging employment discrimination or sexual harassment by Assignor or any of its officers or employees. Assignor is not a party to any collective bargaining agreement.

              7.24 Employee Benefit Plans. None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, the termination by Assignor of the employment of Assignor's employees before, simultaneously with or after the Closing nor any other act or omission of Assignor will result in FGC or any of its affiliates (including Assignee) incurring, whether pursuant to contract, law or otherwise, any obligation or liability to or with respect to any employees or former employees of Assignor, including, without limitation, any obligation or liability for or with respect to severance pay or benefits, continuation of any health, medical or other benefits or any other any employee benefit plan (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974).

              7.25 Investment Representations of Assignor. Assignor represents and warrants to Assignee and FGC that:

              (a) Assignor understands that the FGC Shares it is acquiring pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), nor qualified under any state securities laws, and that the issuance and delivery of the FGC Shares is intended to be exempt from such registration and qualification based in part upon the representations of Assignor contained herein. Assignor recognizes that an investment in the FGC Shares may involve a number of risks, and that no federal or state agency has passed upon the FGC Shares or made any finding or determination as to the fairness of this investment.

              (b) Assignor has been furnished copies of FGC's filings with the Securities and Exchange Commission (the "Commission") referred to in Section
8.5 and such other materials regarding FGC, if any, as it has requested in writing, and has been given the opportunity to obtain from FGC all information that it has requested regarding its business and affairs.

              (c) Assignor and its officers and advisors have such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the investment contemplated by this Agreement. Assignor is able to bear the economic risk of its investment in FGC.

              (d) Assignor understands that it must bear the economic risk of such investment indefinitely unless the FGC Shares are registered pursuant to the Securities Act or an exemption from such registration is available, and that FGC has no obligation to so register such shares, except as provided in the Registration Rights Agreement between Assignor and FGC dated the date hereof. Assignor further understands that there is no assurance that any exemption will allow Assignor to dispose of or otherwise transfer any or all of the FGC Shares in the amounts or at the times Assignor might propose. Except for the transfer to Ochs contemplated by Section 6.7, Assignor will not sell or otherwise transfer any of the FGC Shares unless they are registered under the Securities Act or unless an exemption from such registration is available. Nothing contained herein shall, however, adversely affect Assignor's right to sell the FGC Shares pursuant to Rule l44 under the Securities Act, to the extent such Rule is then available in connection with such sale.

              (e) Assignor is acquiring the FGC Shares solely for its own account as principal for investment and not with a view toward resale, transfer or distribution thereof or any interest therein, in whole or in part, nor with any present intention of distributing the FGC Shares, except for the proposed transfer of 4,800 of the FGC Shares to Ochs in accordance with Section 12 hereof.

              (f) Assignor is not relying on Assignee or FGC for any advice or opinion with respect to the tax and other economic considerations relating to its investment in the FGC Shares. In regard to such considerations, Assignor has relied on the advice of, or has consulted with, only the Assignor's own advisors.

              (g) Assignor has formed an independent judgment to consummate the transactions contemplated hereby in exchange for the FGC Shares.

         8. Representations and Warranties of Assignee. Assignee hereby represents and warrants to Assignor as follows:

              8.1 Organization, Power and Authority. Each of FGC and Assignee is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has all requisite corporate power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

              8.2 Due Authorization and Execution: Effect of Agreement. The execution, delivery and performance by FGC and Assignee of this Agreement and the consummation by FGC and Assignee of the transactions contemplated hereby have been duly authorized by all necessary corporate action required to be taken on the part of FGC and Assignee. Each of this Agreement and the Escrow Agreement has been duly and validly executed and delivered by FGC and Assignee and constitutes the valid and binding legal obligation of FGC and Assignee, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally or the availability of specific performance, injunctive relief and other equitable remedies and to general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law). The Registration Rights Agreement has been duly and validly executed and delivered by FGC and constitutes the valid and binding legal obligation of FGC, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally or the availability of specific performance, injunctive relief and other equitable remedies and to general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law). Assuming the representations and warranties of Assignor made in Section 7.25 and of Ochs made in the letter agreement referred to in Section 6.7 are and continue to be true and complete, the execution, delivery and performance by FGC and Assignee of this Agreement and the consummation by FGC and Assignee of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of any law, rule or regulation to which FGC or Assignee is subject; (b) violate any order, judgment or decree applicable to FGC or Assignee; or (c) conflict with or result in a breach of or a default under any term or condition of FGC's or Assignee's Certificate of Incorporation or By-Laws or any agreement or other instrument to which FGC or Assignee is a party or by which it or its assets may be bound, except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

              8.3 Consents and Approvals. Except for any applicable requirements of the Securities Act and state securities laws, no consent, approval, authorization of, exemption by, or filing with any governmental or regulatory authority or any third party is required in connection with the execution, delivery and performance of this Agreement by FGC or Assignee, except any thereof which have been obtained or made or which, if not received or made, is not reasonably likely to have a material adverse effect on the business, results of operations or financial condition of FGC and its subsidiaries taken as a whole (a "FGC Material Adverse Effect").

              8.4 Capitalization. The authorized capital stock of FGC consists of 50,000,000 shares of FGC Common Stock and 2,000,000 shares of Preferred Stock, of which there were on May 12, 1997, a total of 11,878,617 shares of FGC Common Stock and no shares of Preferred Stock issued and outstanding. All FGC Shares issued and delivered to Assignor pursuant to this Agreement have been duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

              8.5 Commission Reports. FGC has made all required filings of reports and forms with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") since December 31, 1995. All such reports and forms (as amended, in the case of any thereof which were amended after filing) were prepared in all material respects in accordance with the requirements of the Exchange Act and the rules and regulations thereunder. As of their respective dates (or as of the date last amended, in the case of any thereof which were amended after filing), none or such reports or forms contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequently filed amendment or other report, form or document. The audited consolidated financial statements and unaudited interim financial statements and schedules of FGC (as amended, if applicable) contained in such public reports (or incorporated therein by reference) were prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as noted therein, and fairly presented the consolidated financial condition and results of operations of FGC and its consolidated subsidiaries as at the respective dates thereof and for the periods indicated therein, subject in the case of interim unaudited financial statements to normal year-end audit adjustments.

         9. Securities Act Legend. Each certificate or other instrument evidencing any FGC Shares (including any delivered to the Escrow Agent or Ochs) shall bear a legend in substantially the following form:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933 and such shares may not be sold or transferred unless such sale or transfer will be effected in accordance with the registration requirements of the Securities Act of 1933, as at that time amended, or in accordance with any exemption from such registration requirements which may then be available."

Assignor understands and acknowledges that FGC will deliver unlegended certificates in exchange for any certificate bearing such legend only in the event that (i) (A) Assignor transfers shares represented by such certificate pursuant to and in the manner provided for in an effective registration statement covering the transfer or sale of such shares or (B) Assignor shall have delivered to FGC an opinion of counsel in form and substance satisfactory to FGC, to the effect that the FGC Shares in question may be transferred without registration under the Securities Act and (ii) all applicable requirements of applicable state securities laws have been satisfied.

         10. Further Assurances. At any time and from time to time after the date hereof, either party shall, at the request of the other party, execute and deliver any further instruments or documents and take all such further action as the requesting party may reasonably request in order to transfer into the name of Assignee the Lease and any and all Property contemplated to be sold pursuant to this Agreement and to further consummate the transactions contemplated by this Agreement.

         11. Brokers. Assignor and Assignee warrant and represent to each other that they dealt with no broker, finder or similar agent or party who or which might be entitled to a commission or compensation on account of introducing the parties, the negotiation or execution of this Agreement and/or the closing of the transaction provided for herein other than Paul Ochs ("Broker"). Assignor hereby respectively agrees to indemnify and hold harmless Assignee from and against all loss, liability, damage and expense (including, without limitation, attorneys' fees) imposed upon or incurred by Assignee by reason of any claim for commissions or other compensation for bringing about this transaction by any broker, finder or similar agent or party (including Broker). Assignee hereby respectively agrees to indemnify and hold harmless Assignor from and against all loss, liability, damage and expense (including, without limitation, attorneys' fees) imposed upon or incurred by Assignor by reason of any claim for commissions or other compensation for bringing about this transaction by any broker, finder or similar agent or party (other than Broker).

         12. Costs and Fees. Conveyancing taxes, if any, shall be payable by Assignor, and in no event be payable by Assignee. The Assignee shall pay the cost of obtaining the audited financial statements of the Assignor and the other financial information required by Section 7.21 hereof. The Assignor shall pay its own legal expenses. Any other similar costs not expressly provided for elsewhere in this Agreement shall be divided and borne in accordance with the usual practices in the jurisdiction where the Premises are located. The provisions of this Article 12 shall survive the Closing.

         13. Title Exceptions Covenant. At the Closing, First American Title Insurance Company, a California corporation (the "Title Company"), is issuing Assignee an ALTA Leasehold Owners Title Insurance Policy insuring Assignee's leasehold interest in the Premises (such policy, including all endorsements, schedules and other attachments being referred to as the "Title Policy"). Assignor covenants to and agrees with Assignee and FGC that in the event any exceptions appear in the Title Policy (including, without limitation, pre-printed exceptions) and such exceptions are not fully insured over by the Title Company (the "Title Exceptions"), Assignor shall (regardless of whether the Title Exceptions constitute Permitted Exceptions), from and after the Closing, take such actions as may be reasonably necessary or reasonably requested by Assignee or FGC to cure, remedy and remove the Title Exceptions as promptly as reasonably practical and shall otherwise cooperate with Assignee and FGC in so curing, remedying and removing the Title Exceptions; provided, that Assignor's out-of-pocket costs need not exceed the total amount of $4,000 unless Assignee or FGC reimburse Assignor for such excess costs. Without limiting the generality of the foregoing, Assignor shall, at Assignor's expense (subject to the expense limitation set forth in the immediately preceding sentence), use its reasonable efforts to make the services of Stephen J. McLaughlin, Esq., available for such purposes and use its reasonable efforts to cause the lessor of the Premises to cooperate with Assignor and Assignee in such efforts.

         14. Indemnification and Survival.

              14.1 Survival of Representations Warranties and Covenants. All representations, warranties and covenants made in this Agreement shall survive the Closing and be enforceable for the periods hereinafter set forth for the making of claims. Any party learning of a misrepresentation or breach of representation, warranty or covenant under this Agreement shall promptly give written notice thereof to all other parties to this Agreement; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party (as defined in Section 14.4) shall have been actually prejudiced as a result of such failure.

              14.2 Assignor's Indemnification Obligation. Assignor hereby agrees to indemnify, defend and hold Assignee, it successors, and assigns harmless from and against the following matters for the period indicated:

                   14.2.1 So long as written notice of a claim for indemnification hereunder is delivered by Assignee to Assignor during the period of three (3) years from the Closing Date, Assignor shall protect, defend, hold harmless and indemnify each of Assignee and FGC, their respective officers, directors, shareholders, employees, agents and affiliates, and the respective successors, assigns, heirs, executors and legal representatives of each of the foregoing (collectively, the "FGC Indemnified Parties") from, against and in respect of any and all losses, liabilities, deficiencies, penalties, fines, costs, damages and expenses whatsoever, contingent or otherwise (including without limitation, reasonable professional fees and costs of investigation, litigation, settlement, and judgment and interest) ("Losses") that may be suffered or incurred by any of them arising from or by reason of
(i) any Retained Liability or other liability or obligation of or claims against Assignor, whether known or unknown or now existing or hereafter arising, which is not an Assumed Liability; (ii) the breach of any representation, warranty, covenant or agreement of Assignor contained in this Agreement, in any other Transaction Document or in any other writing delivered pursuant hereto or thereto (determined for this purpose as if all references to knowledge and materiality contained in Article 7 are deleted); (iii) the invalidity or unenforceability, or alleged invalidity or unenforceability, of any provision of any Transaction Document; (iv) any liability or obligation, or alleged liability or obligation, of Assignor to, or claim by, in any case whether known or unknown or now existing or hereafter arising any holder or former holder of capital stock, equity interests or other securities of Assignor, or any past, existing or future employee of Assignor, including, without limitation, any liability, obligation, alleged liability or obligation or claim based upon or arising out of consummation of the transactions contemplated by this Agreement; (v) any liability or obligation, or alleged liability or obligation to, or claim by, in any case whether known or unknown or now existing or hereafter arising, the landlord under the Lease, any past, existing or future creditor of Assignor or any other third party relating to or arising out of any event, fact or circumstance occurring or existing at or at any time before the Closing or the conduct of the business or affairs of Assignor from and after the Closing, other than Assumed Liabilities; (vi) the transfer, issuance or delivery to Ochs of any FGC Shares, any breach or inaccuracy of any representation or warranty, or any failure to perform any covenant, agreement or obligation of Ochs under the letter agreement referred to in Section 6.7 hereof; (vii) any action or omission by Assignee which constitutes a violation of or conflicts with any of the variances or permits referred to in item 12 or

13 of Schedule B to the Title Policy or constitutes a violation, conflict with or interference with, any of the riparian rights or flow of a natural water course referred to in item 20 of Schedule B to the Title Policy and (viii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 14.2.1.

                   14.2.2 Assignor shall defend Assignee's title to the Personal Property forever.

              14.3 Assignee's Indemnification Obligation. Assignee agrees to defend, indemnify, and hold harmless Assignor from and against the following matters for the periods indicated:

                   14.3.1 So long as written notice of a claim for indemnification hereunder is delivered by Assignor to Assignee during the period of three (3) years from the Closing Date, Assignee shall indemnify and defend Assignor with respect to any and all claims, liabilities, and obligations of every kind and description, contingent or otherwise (including reasonable attorneys' fees and costs), arising out of or related to misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of Assignee under this Agreement or any Transaction Document.

                   14.3.2 Assignee shall indemnify and defend Assignor forever against any and all claims, liabilities, and obligations of every kind and description, contingent or otherwise (including reasonable attorneys' fees and costs), arising out of or related to the Assumed Liabilities, the use of the Purchased Assets and operation of the Business by Assignee from and after the Closing Date, or Assignee's failure to perform obligations of Assignor assumed by Assignee pursuant to this Agreement as Assumed Liabilities.

              14.4 Matters Involving Third Parties. Subject to the periods of limitation described in Section 14.2 and 14.3:

              Whenever any of FGC, Assignee or Assignor (in any case for the purposes of this Article 14, an "Indemnified Party") shall learn after the Closing of a claim that, if allowed (whether voluntarily or by judicial or quasi-judicial tribunal or agency), would give rise to an obligation of another party (the "Indemnifying Party") to indemnify the Indemnified Party under any provision of this Agreement, before paying the same or agreeing thereto, the Indemnified Party shall promptly notify the Indemnifying Party in writing of all such facts within the Indemnified Party's knowledge with respect to such claim and the amount thereof (a "Notice of Claim"). If, prior to the expiration of fifteen (15) days from the mailing of a Notice of Claim, the Indemnifying Party shall request, in writing, that such claim not be paid, the Indemnified Party shall not pay the same, provided the Indemnifying Party proceeds promptly, at its or their own expense (including employment of counsel reasonably satisfactory to the Indemnified Party), to settle, compromise or litigate, in good faith, such claim. After notice from the Indemnifying Party requesting the Indemnified Party not to pay such claim and the Indemnifying Party's assumption of the defense of such claim at its or their expense, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expense subsequently incurred by the Indemnified Party in connection with the defense thereof.

However, the Indemnified Party shall have the right to participate at its expense and with counsel of its choice in such settlement, compromise or litigation. The Indemnified Party shall not be required to refrain from paying any claim which has matured by a court judgment or decree, unless an appeal is duly taken therefrom and execution thereof has been stayed, nor shall the Indemnified Party be required to refrain from paying any claim where the delay in paying such claim would result in the foreclosure of a lien upon any of the property or assets then held by the Indemnified Party. The failure to provide a timely Notice of Claim as provided in this Section 14.4 shall not excuse the Indemnifying Party from its or their continuing obligations hereunder; however, the Indemnified Party's claim shall be reduced by any damages, if any, to the Indemnifying Party resulting from the Indemnified Party's delay or failure to provide a Notice of Claim as provided in this Section 14.4.

              14.5 For purposes of this Article 14, any assertion of fact and/or law by a third party that, if true, would constitute a breach of a representation or warranty made by a party to this Agreement or make operational an indemnification obligation hereunder, shall, on the date that such assertion is made, immediately invoke the Indemnifying Party's obligation to protect, defend, hold harmless and indemnify the Indemnified Party pursuant to this Article 14.

              14.6 The obligation of the Assignor under Article 14 hereof shall be satisfied first from the Escrowed Property (as defined in the Escrow Agreement) in accordance with the Escrow Agreement and, if the Escrowed Property (valued as provided in the Escrow Agreement) is inadequate to provide full indemnification to Assignee, then from Assignor (or its successors or assigns) directly.

              14.7 Survival; Exclusive Remedy. The rights and obligations under this Section 14 are expressly intended to survive execution of this Agreement and the Closing of the transactions contemplated hereby for the periods specified in Sections 14.1 and 14.2 and shall not be affected by any investigation made by any party at any time. The rights of indemnification provided in this Section 14 shall be the exclusive remedy of any party for any misrepresentation, breach of any representation, warranty, covenant or agreement contained in this Agreement or for claims arising out of the operation of the Business before or on or after the Closing Date, provided that if such rights intended for the benefit of any indemnified party are not, for any reason, enforceable in accordance with their terms, then such indemnified party shall have all rights and remedies available by contract, at law, in equity or otherwise so long as claims are brought within the period of limitations provided for above. Upon expiration of the applicable periods of indemnification provided hereunder the liability of the Indemnifying Party shall cease with respect to any and all claims, losses, damages, liabilities, costs and expenses arising out of matters which have not been the subject of written notice to the Indemnifying Party delivered prior to the expiration of the applicable period of indemnification, but shall survive and continue with respect to all claims, losses, damages, liabilities, costs and expenses arising out of matters which have been the subject of any such notice.

              15. Bulk Sales. The parties agree to waive the requirements, if any, of all applicable bulk sales laws. As an inducement to Assignee to enter into such waiver, Assignor represents and warrants that (a) it will not be rendered insolvent by the transactions contemplated by this Agreement, and (b) all debts, obligations and liabilities relating to the Lease and Business that are not expressly assumed by Assignee under this Agreement will be promptly paid and discharged by Assignor as and when they become due. Assignor agrees to indemnify and hold Assignee harmless from, and reimburse Assignee for, any loss, cost, expense, liability or damage which Assignee may suffer or incur by virtue of the noncompliance by Assignor or Assignee with any law pertaining to fraudulent conveyance, bulk sales or any similar law which might make the sale or transfer of any part of the Property or Lease ineffective as to creditors of or claimants against Assignor.

         16. Notices. All notices, demands, requests, consents or other communications ("Notices") which either party may desire or be required to give to the other hereunder shall be in writing and shall be delivered by hand, overnight express carrier, or sent by registered or certified mail, return receipt requested, postage prepaid, in either event, addressed to the parties at their respective addresses first above set forth. A copy of any Notice given by Assignor to Assignee or FGC shall simultaneously be given in either manner provided above to Family Golf Centers, Inc., 225 Broadhollow Road, Melville, New York 11747, Attention: General Counsel. A copy of any Notice given by Assignee to Assignor shall simultaneously be given in either manner provided above to Kevin F. Long, Esq., Davis, Malm & D'Agostine, P.C., One Boston Place, Boston, MA 02108. Notices given in the manner aforesaid shall be deemed to have been given three (3) business days after the day so mailed, the day after delivery to any overnight express carrier and on the day so delivered by hand. Either party shall have the right to change its address(es) for the receipt of Notices by giving Notice to the other party in either manner aforesaid. Any Notice required or permitted to be given by either party may be given by that party's attorney.

         17. Miscellaneous.

              17.1 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

              17.2 This Agreement shall be governed by, interpreted under and construed and enforced in accordance with, the laws of the State of Delaware.

              17.3 The captions or article headings in this Agreement are for convenience only and do not constitute part of this Agreement.

              17.4 This Agreement has been fully negotiated by the parties with the advice of their respective legal counsel and rules of construction construing ambiguities against the party responsible for drafting agreements shall not apply.

              17.5 This Agreement (including any Exhibits and Schedules annexed hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto.

              17.6 This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

              17.7 No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of the time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

              17.8 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same original.

              17.9 Either party may cause this Agreement to be recorded in the appropriate public office.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                       CARVER GOLF ENTERPRISES, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       CARVER FAMILY GOLF CENTERS, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       FAMILY GOLF CENTERS, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                         INDEX OF EXHIBITS & SCHEDULES
                         -----------------------------


EXHIBIT A          LEGAL DESCRIPTION OF PREMISES
EXHIBIT B          LEASE
EXHIBIT C          PERSONAL PROPERTY
EXHIBIT D          CONTRACTS
EXHIBIT E          PERMITTED EXCEPTIONS
EXHIBIT F          OCHS LETTER AGREEMENT

SCHEDULE 3.3       EXCLUDED ASSETS

SCHEDULE 6.2       CERTAIN EXPENSES

SCHEDULE 7.15      ACCESS TO PREMISES

                                       1